Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act
File No. 333-141120

FUNDVANTAGE TRUST

Polen U.S. SMID Company Growth Fund

Supplement dated May 15, 2023 to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) of
Polen U.S. SMID Company Growth Fund (the “Fund”) dated September 1, 2022, as supplemented

Changes to the Fund’s Portfolio Management Team

Effective May 12, 2023, Troy Renauld no longer serves as a portfolio manager to the Fund and Whitney Young Crawford assumed the role of a portfolio manager to the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Managers” on page 4 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since its inception in 2021. She has been a member of Polen Capital’s Small Company Growth Team since 2017.

Whitney Young Crawford, Portfolio Manager, Director of Research and Analyst, has served as a portfolio manager of the Fund since May 2023. She has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2019.

2.	The Section entitled “Portfolio Managers” on page 10 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, is a portfolio manager for the U.S. Small Company Growth and U.S. SMID Company Growth strategies and a member of the investment team at Polen Capital. Ms. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston evaluating small and mid-cap companies. She also spent nine years working in small cap research for Jennison Associates and Lord Abbett & Company. Ms. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University, where she graduated summa cum laude.

Whitney Young Crawford, Portfolio Manager, Director of Research and Analyst, is a portfolio manager for the U.S. Small Company Growth and U.S. SMID Company Growth strategies and a member of the investment team at Polen Capital. She joined Polen Capital in 2019. Prior to joining Polen Capital, she was a Senior Analyst at Manulife Asset Management for four years. Before Manulife, she was an Analyst at Fidelity Investments, focusing primarily on small-cap companies. Ms. Crawford received a B.A. in Economics (magna cum laude) from the College of William & Mary and an M.B.A. from Duke University Fuqua School of Business.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Managers” on page 43 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Ms. Lesser Hannaway and Ms. Crawford, who collectively are the portfolio managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Lesser Hannaway, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2022, and as of March 31, 2023 with respect to Ms. Crawford:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subjec to a Performance Based Advisory Fee (millions)
Rayna Lesser Hannaway
Other Registered Investment Companies	1	135.6	0	0
Other Pooled Investment Vehicles	2	28.25	0	0
Other Accounts:	266	307.09	0	0

Whitney Young Crawford
Other Registered Investment Companies	1	84.86	0	0
Other Pooled Investment Vehicles	2	28.18	0	0
Other Accounts:	224	287.17	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. Each Portfolio Manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. Each Portfolio Manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of April 30, 2022, Ms. Lesser Hannaway beneficially owned $100,001-$500,000 of equity securities in the Fund. As of March 31, 2023, Ms. Crawford did not beneficially own any equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.